SkyHarbour

2024 Q1 Earnings Webcast

May 14, 2024

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future, Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts; and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2024, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2024, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

Presenters



Will Whitesell
Chief Operating Officer



Tal Keinan
Chief Executive Officer



Francisco Gonzalez
Chief Financial Officer



Michael Schmitt
Chief Accounting Officer



Tim Herr
Treasurer and VP Finance



Tori Petro
Accounting & Finance Manager

Sky Harbour Capital - PABs Obligated Group 1

Expected to Surpass DSCRs assumed at 2021 Issuance at Stabilization


Cost of Construction and Constructed Assets
(in millions)
160
140
120
100
80
60
40
20
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24


Quarterly Revenues
(in millions)
3
2.5
2
1.5
1
0.5
0
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24


Operating Expenses
(in millions)
3
2.5
2
1.5
1
0.5
0
Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24


SG&A
(in millions)
1.0
0.8
0.6
0.4
0.2
0.0
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24


Operating Results
(in millions)
0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24


Net Cash Flow provided by Operating Activities
(in millions)
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24

Sky Harbour Group Corp Financial Results

Next Step Function: SJC, Q2 2024



Cost of Construction and Constructed Assets
(in millions)
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24
Quarterly Revenues
(in millions)
Operating Expenses
(in millions)
SG&A
(in millions)
Operating Loss
(in millions)
Net Cash Flow used in Operating Activities
(in millions)

Site Acquisition

New Ground Leases Generate New Available Revenue



Potential Revenue Opportunity at SHER Stabilization
$180mm
$160mm
$140mm
$120mm
$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
May 2024
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Rest of 2024
2025
Pre – Q3 2023 Leases
SGR, OPF, BNA, APA, DVT, ADS
PWK
BDL
POU
SJC
ORL
#12 - 14
#15 - 20
Airfield by Expected Lease Commencement Date

Note: Revenue figures use forecasted rent and fuel revenues at airfields with existing ground leases. Sky Harbour Equivalent Rent (SHER), a measure of forecasted rent and fuel revenues, is used for future airfields. Available Revenue represents potential revenue in first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy).
***Important Note:** All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.*

Development
Projects entering integrated process



Lease Signing
DD/Permitting
Construction
Stabilization
2023
2024
2025
2026
CURRENT LEASES
SGR
BNA
OPF
Phase 1
Phase 2
DVT
Phase 1
Phase 2
APA
Phase 1
Phase 2
ADS
Phase 1
Phase 2
BDL
Phase 1
PWK
Phase 1a
Phase 1b
POU
Phase 1
Phase 2
SJC
Reno
ORL

Construction Update on Sites in Development

Projects on Schedule

Deer Valley - Phoenix

- Engineering of the structural repairs have been completed and the fabrication is underway
- Structural remediation started May 2024
- Target Completion late March 2025



Centennial - Denver

- Engineering of the new structural members have been completed and the fabrication is underway
- Structural remediation started in May 2024
- Target Completion late December 2024



Addison - Dallas

- 60% of Structural foundations have been installed
- 75% of the structural member modifications have been completed
- Structural steel erection to commence in June 2024
- Target Completion late February 2025



Leasing Update
Fourth airport coming online


SGR
BNA
OPF
SJC

	SGR	BNA	OPF	SJC
Occupancy	95%	95%	95%	58%
Rentable SF	66,080	149,069	160,092	58,183
Revenue per SF	$14.76	$32.40	$38.17	$73.18

Airport Operations Update
Four airports staffed, equipped and operating

- 2024 Objective: Demonstrate differentiation from legacy aircraft basing solutions
- Sky Harbour Resident – Centric service model emphasizing:
  - Efficiency – Shortest time to wheels-up
  - Personalization:
    - Small dedicated line crews
    - Personal relationships with Resident owners and operators
    - Privacy protection
  - Safety: No compromises



Strong Liquidity and Long-Term Permanent Debt



U.S. Treasuries and Cash
(in thousands)
$57,203
$102,009
Cash
Treasuries
~$160 Million



Series 2021 Bond Debt Service
(in millions)
14
12
10
8
6
4
2
0
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2054
Bond Principal
Bond Interest (millions)

Sky Harbour Capital 2021 PABs – Path to Investment Grade

Long Bond Yield in Past Year



7.0%
6.8%
6.6%
6.4%
6.2%
6.0%
5.8%
5.6%
5.4%
5.2%
5.0%
5.75%
7/1/2023
8/1/2023
9/1/2023
10/1/2023
11/1/2023
12/1/2023
1/1/2024
2/1/2024
3/1/2024
4/1/2024
5/1/2024

- Funding Gaps Met with New Equity
- Protect Path to Exceed DSCR targets
- Path to IG
  - Ramp Up on Cash Flows in 2025
  - Accretive Fields
  - DeRisk New Projects
  - Interim Financings
  - Stronger Financial Covenants, as needed

Permanent Capital: Key to Prudent Funding of Growth Capital Opportunistically

Growth Capital

Internally Generated Cash Flow
- In lieu of a portion or all dividends in the early years

SKYH Holding Company Equity
- Public ATM or marketed offerings
- PIPEs

Project level Partnerships with Real Estate/Infrastructure Funds
- GP/LP structures
- Development Fees
- Asset and operating management fees

Private Activity Tax-Exempt Debt
- Bonds
- Notes
- Banks

Next Twelve Months

Site Acquisition: Maximize revenue capture

- Best Fields
- Most Square Footage

Development: Standardization

- Structure for high run-rate
- Maximize economies of scale

Leasing: Accelerate spread of Sky Harbour brand awareness

- Aircraft owners and operators
- Airport Sponsors

Operations: Maintain focus on the *Sky Harbour Resident*

- Continued emphasis on efficiency – shortest *Time-to-Wheels-Up*
- Enhanced personalization
- Uncompromising safety standard



SkyHarbour

Questions


SkyHarbour


SkyHarbour
SkyHarbour
SkyHarbour
SkyHarbour


SkyHarbour
AVIATION • INFRASTRUCTURE • REAL ESTATE
3851